                                                               EXHIBIT NO. 10(M)


                    THE PROGRESSIVE CORPORATION EXECUTIVE
                          DEFERRED COMPENSATION PLAN

                    (JANUARY 1, 1997 AMENDED AND RESTATED)

                                TABLE OF CONTENTS
                                -----------------
                                                                      PAGE NO.
                                                                      --------
                                    ARTICLE 1
                                    ---------
                                   DEFINITIONS
                                   -----------

                  1.1      "Affiliated Company"                              1
                            ------------------
                  1.2      "Annual Deferral Account" or "Account"            1
                            -----------------------      -------
                  1.3      "Beneficiary"                                     1
                            -----------
                  1.4      "Change in Control"                               1
                            -----------------
                  1.5      "Code"                                            1
                            ----
                  1.6      "Committee"                                       1
                            ---------
                  1.7      "Company"                                         1
                            -------
                  1.8      "Company Stock Fund"                              1
                            ------------------
                  1.9      "Deduction Limitation"                            1
                            --------------------
                  1.10     "Deferral Agreement"                              2
                            ------------------
                  1.11     "Deferral"                                        2
                            --------
                  1.12     "Disabled" and "Disability"                       2
                            -------------------------
                  1.13     "Distribution Event"                              2
                            ------------------
                  1.14     "Eligible Executive"                              2
                            ------------------
                  1.15     "ERISA"                                           2
                            -----
                  1.16     "Fixed Deferral Period"                           2
                            ---------------------
                  1.17     "Fixed Income Fund"                               2
                            -----------------
                  1.18     "Gainsharing Award"                               2
                            -----------------
                  1.19     "Investment Fund"                                 2
                            ---------------
                  1.20     "Participant"                                     2
                            -----------
                  1.21     "Plan"                                            2
                            ----
                  1.22     "Plan Year"                                       3
                            ---------
                  1.23     "Termination of Employment"                       3
                            -------------------------
                  1.24     "Stock"                                           3
                            -----
                  1.25     "Trust"                                           3
                            -----
                  1.26     "Trust Agreement"                                 3
                            ---------------
                  1.27     "Trustee"                                         3
                            -------
                  1.28     "Valuation Date"                                  3
                            --------------
                  1.29     "Withdrawal Amount"                               3
                            -----------------

                                    ARTICLE 2
                                    ---------
                         DEFERRAL OF GAINSHARING AWARDS
                         ------------------------------

                  2.1      Method of Deferral                                3
                           ------------------
                  2.2      Deferral Agreement Provisions                     3
                           -----------------------------
                  2.3      Fixed Deferral Periods                            4
                           ----------------------

                                    ARTICLE 3
                                    ---------
                          DISTRIBUTIONS AND WITHDRAWALS
                          -----------------------------

                  3.1      Date of Distribution                              4
                           --------------------
                  3.2      Method of Distribution                            4
                           ----------------------
                  3.3      Amount of Distribution                            5
                           ----------------------
                  3.4      Form of Distribution                              5
                           --------------------
                  3.5      Withdrawal Election                               5
                           -------------------

                                    ARTICLE 4
                                    ---------
                                    ACCOUNTS
                                    --------

                  4.1      Establishment of Annual Deferral Accounts      5
                           -----------------------------------------
                  4.2      Initial Investment of Accounts                 5
                           ------------------------------
                  4.3      Valuation of Investment Funds                  6
                           -----------------------------
                  4.4      Valuation of Accounts                          6
                           ---------------------
                  4.5      Nature of Accounts                             6
                           ------------------
                  4.6      Account Statements                             6
                           ------------------

                                    ARTICLE 5
                                    ---------
                                INVESTMENT FUNDS
                                ----------------

                  5.1      Investment Funds                               7
                           ----------------
                  5.2      Investment Elections of Participants           7
                           ------------------------------------
                  5.3      Transfers                                      7
                           ---------
                  5.4      Nature of Investment Funds                     7
                           --------------------------
                  5.5      Liquidation of Investment Funds                7
                           -------------------------------

                                    ARTICLE 6
                                    ---------
                                      TRUST
                                      -----

                  6.1      Establishment of Trust                         8
                           ----------------------

                                    ARTICLE 7
                        PLAN OPERATION AND ADMINISTRATION
                        ---------------------------------

                  7.1      Powers of Committee                            8
                           -------------------
                  7.2      Nondiscriminatory Exercise of Authority        9
                           ---------------------------------------
                  7.3      Reliance on Tables, etc                        9
                           -----------------------
                  7.4      Indemnification                                9
                           ---------------
                  7.5      Notices to Committee                           9
                           --------------------

                                    ARTICLE 8
                                    ---------
                                CLAIMS PROCEDURES
                                -----------------

                  8.1      Establishment of Claims Procedures             9
                           ----------------------------------
                  8.2      Claims Denials                                 9
                           --------------
                  8.3      Appeals of Denied Claims                      10
                           ------------------------
                  8.4      Review of Appeals                             10
                           -----------------

                                    ARTICLE 9
                                    ---------
                      AMENDMENT AND TERMINATION OF THE PLAN
                      -------------------------------------

                  9.1      Amendment                                     10
                           ---------
                  9.2      Termination                                   10
                           -----------
                  9.3      Liquidation of the Trust                      11
                           ------------------------

                                   ARTICLE 10
                                   ----------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

                  10.1     Headings                                      11
                           --------
                  10.2     Plan Not Contract of Employment               11
                           -------------------------------
                  10.3     Severability                                  11
                           ------------
                  10.4     Prohibition on Assignment                     11
                           -------------------------
                  10.5     Number and Gender                             12
                           -----------------
                  10.6     Governing Law                                 12
                           -------------
                  10.7     Satisfaction of Claims                        12
                           ----------------------
                  10.8     No Warranties                                 12
                           -------------
                  10.9     Tax Withholding                               12
                           ---------------
                  10.10    Facility of Payment                           12
                           -------------------
                  10.11    Repayment of Gainsharing Awards               12
                           -------------------------------
                  10.12    Stock Subject to the Plan                     12
                           -------------------------


                      THE PROGRESSIVE CORPORATION EXECUTIVE
                           DEFERRED COMPENSATION PLAN
                   (JANUARY 1, 1997 AMENDMENT AND RESTATEMENT)

WHEREAS, The Progressive Corporation maintains The Progressive Corporation Executive Deferred Compensation Plan pursuant to a plan document dated December 28, 1994; and,

WHEREAS, it is desired to amend and restate the Plan;

NOW, THEREFORE, effective January 1, 1997, the Plan is hereby amended and restated in its entirety to provide as follows:


                                    ARTICLE 1
                                    ---------
                                   DEFINITIONS
                                   -----------

1.1 "AFFILIATED COMPANY" means any corporation included in the affiliated group of corporations as defined in Section 1504 of the Code (determined without regard to 1504(b)) of which the Company is the common parent corporation.

1.2  "ANNUAL DEFERRAL ACCOUNT" or "ACCOUNT" shall have the meaning set forth in
     Section 4.1.

1.3 "BENEFICIARY" means such person(s) as the Participant has designated. A Participant may change his Beneficiary designation at any time. All Beneficiary designations (including changes) shall be made in writing on such forms as the Committee shall prescribe, and shall become effective only when received and accepted by the Committee; provided, however, that a Beneficiary designation (including a change) received by the Committee after the designating Participant's death shall be disregarded. In the absence of a Beneficiary designation, or if the designated Beneficiary is no longer living or in existence at the time of the Participant's death, all distributions payable from the Plan upon the Participant's death shall be paid to the Participant's estate.

1.4 "CHANGE IN CONTROL" means a "Change in Control" or "Potential Change in Control" within the meaning of The Progressive Corporation 1989 Incentive Plan (amended and restated as of April 24, 1992 and as further amended as of July 1, 1992 and February 5, 1993).

1.5  "CODE" means the Internal Revenue Code of 1986, as amended.

1.6 "COMMITTEE" means the Executive Compensation Committee of the Board of Directors of the Company, or any successor committee.

1.7 "COMPANY" means The Progressive Corporation, an Ohio corporation, or its successors.

1.8  "COMPANY STOCK FUND" means an Investment Fund consisting of Stock.

1.9 "DEDUCTION LIMITATION" means the following described limitation on a payment that may otherwise be distributable under the Plan. If the Committee determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Company would not be deductible by the Company solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Committee to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to a Change in Control is deductible, the Committee may elect to defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be deemed to be invested as provided in Article 5. The amounts so deferred (subject to investment gains and losses) shall be distributed to the Participant or his or her Beneficiary (if the Participant dies) at the earliest possible date, as determined by the Committee in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Company during which the distribution is made will not be limited by Code Section 162(m), or, if earlier, upon a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.10 "DEFERRAL AGREEMENT" means a written agreement entered into by an Eligible Executive pursuant to Article 2.

1.11 "DEFERRAL" means an amount credited to an Annual Deferral Account pursuant to a Deferral Agreement.

1.12 "DISABLED" AND "DISABILITY" means that a Participant is expected to be unable to perform the duties of his usual occupation for at least twelve
       (12) consecutive months, as determined by the Committee.

1.13 "DISTRIBUTION EVENT" means, as to each Participant, the earliest of the following events:

       (i)    the Participant's death;

       (ii)   the Participant's Termination of Employment; or

       (iii)  Change in Control.

1.14 "ELIGIBLE EXECUTIVE" means any executive of the Company or any Affiliated Company who is designated in writing as an Eligible Executive by the Committee, excluding, however, individuals who are not residents of the United States or are not working at a location in the United States.

1.15 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.16   "FIXED DEFERRAL PERIOD" shall have the meaning set forth in Section 2.3.

1.17 "FIXED INCOME FUND" means the Vanguard Money Market Reserves - Prime Portfolio or such other Investment Fund as may be designated by the Committee as the Fixed Income Fund within the meaning of the Plan.

1.18 "GAINSHARING AWARD" means any bonus or other incentive award payable with respect to a Plan Year under The Progressive Corporation 1997 Executive Bonus Plan, The Progressive Corporation 1997 Gainsharing Plan or any other plan or program as may be designated by the Committee.

1.19 "INVESTMENT FUND" means a device established from time to time by the Committee pursuant to Section 5.1 that is used to calculate gains and losses in amounts deferred by Participants under the Plan.

1.20 "PARTICIPANT" means an Eligible Executive who has deferred receipt of a portion of any Gainsharing Award pursuant to a Deferral Agreement. Participation shall begin on the date that a Deferral Account is established in the name of the Participant and shall end on the date that the Participant dies or receives a distribution of the balance of all his Deferral Accounts.

1.21 "PLAN" means The Progressive Corporation Executive Deferred Compensation Plan (January 1, 1997 Amendment and Restatement), as set forth herein and as it may be amended from time to time.

1.22   "PLAN YEAR" means 1997 and each subsequent calendar year.

1.23 "TERMINATION OF EMPLOYMENT" means the voluntary or involuntary cessation of a Participant's active employment with the Company and all Affiliated Companies as a result of any reason other than death, Disability and approved leave of absence.

1.24   "STOCK" means the Common Shares, $1.00 par value, of the Company.

1.25 "TRUST" shall mean the trust maintained pursuant to the Trust Agreement and known as The Progressive Corporation Executive Deferred Compensation Trust.

1.26 "TRUST AGREEMENT" shall mean the agreement of trust between the Company and the Trustee executed in furtherance of the Plan, as the same may be amended from time to time.

1.27 "TRUSTEE" shall mean the person selected from time to time by the Company to serve as trustee under the Trust Agreement.

1.28 "VALUATION DATE" shall mean each day that the New York Stock Exchange is open for trading.

1.29   "WITHDRAWAL AMOUNT" shall have the meaning provided in Article 3.


                                    ARTICLE 2
                                    ---------
                         DEFERRAL OF GAINSHARING AWARDS
                         ------------------------------

2.1    METHOD OF DEFERRAL.
       ------------------

       Each Eligible Executive may elect to defer receipt of all or a portion of his/her Gainsharing Award in respect of any Plan Year in excess of applicable tax withholding and other deductions required to be made in respect of the Gainsharing Award by signing a Deferral Agreement and delivering it to the Committee. If a Gainsharing Award is payable in installments, each installment, whether or not payable in the same Plan Year, shall be subject to the same Deferral Agreement.

2.2    DEFERRAL AGREEMENT PROVISIONS.
       -----------------------------

       Each Deferral Agreement must satisfy all of the following requirements:

       (a) it must be in writing and be in the form specified by the Committee;

       (b)    it must be irrevocable;

       (c)    it must apply to only one Gainsharing Award;

       (d) it must be signed by the Eligible Executive making the Deferral and be delivered to the Committee prior to the Plan Year in which the applicable Gainsharing Award will be earned;

       (e) it must specify the percentage of the Eligible Executive's Gainsharing Award to be deferred, which percentage shall not be less than ten percent (10%). The same deferral percentage shall apply to each installment of a Gainsharing Award covered by the Deferral Agreement. However, a Deferral Agreement may provide for the deferral of a percentage of that portion of a Gainsharing Award that exceeds a specified gross dollar amount, which percentage shall not be less than ten percent (10%). Notwithstanding the preceding provisions of this Section 2.2(e), no Deferral shall be less than such dollar amount as the Committee may specify from time to time. All Deferrals shall be reduced by applicable tax withholding and other legally required deductions;

       (f) it must specify whether the balance of the Annual Deferral Account to be established pursuant to that Deferral Agreement will be distributed in a lump sum, in three (3) annual installments or in five (5) annual installments; and

       (g) it must contain such other provisions, conditions and limitations as may be required by the Company or the Committee.

2.3    FIXED DEFERRAL PERIODS.
       ------------------------

       If an Eligible Executive wishes to defer receipt of all or a portion of any Gainsharing Award for a fixed period of time ("Fixed Deferral Period"), then his/her Deferral Agreement relating to such Gainsharing Award shall specify that Fixed Deferral Period, which shall not be less than three (3) years following the end of the Plan Year in which the Gainsharing Award will be earned.


                                    ARTICLE 3
                                    ---------
                          DISTRIBUTIONS AND WITHDRAWALS
                          -----------------------------

3.1    DATE OF DISTRIBUTION.
       --------------------

       The balance of each Annual Deferral Account of a Participant shall be distributed within thirty (30) days following the earlier of (i) the date a Distribution Event occurs, (ii) the date on which the Fixed Deferral Period, if any, applicable to such Account expires, or (iii) the date, if any, selected by the Company, in its sole discretion, pursuant to Section
       9.2. The Committee, in its sole discretion, may also permit the balance of all of a Participant's Annual Deferral Accounts to be distributed at any time following the date the Participant is determined by the Committee to be Disabled. If the Committee approves such a Disability distribution, no further Deferrals shall be made with respect to the Disabled Participant following the date of the Committee's approval, and each Deferral Agreement to which such Participant is a party shall be of no further effect.

3.2    METHOD OF DISTRIBUTION.
       ----------------------

       Each distribution of the balance of an Annual Deferral Account made on account of the Participant's death shall be made to the Participant's Beneficiary. Each distribution made on account of the Participant's death, termination of the Plan or a Change in Control shall be paid in a lump sum. Each distribution made on account of the Participant's Termination of Employment or expiration of a Fixed Deferral Period shall be paid in either a lump sum or installments, as specified in the applicable Deferral Agreement. Each distribution made on account of the Participant's Disability shall be paid in either a lump sum or installments, as determined by the Committee in its sole discretion. If a Participant elects to receive (or, in the case of Disability, begins receiving) payment in installments and dies prior to payment of all installments, the balance remaining unpaid at his/her death shall be paid to his/her Beneficiary in a lump sum. Installment payments shall be paid annually for three (3) years or five (5) years, as specified in the applicable Deferral Agreement. Notwithstanding the preceding provisions of this Section 3.2, a Participant may elect to change the method of distribution elected in respect of any distribution to be made on account of Termination of Employment or expiration of a Fixed Deferral Period to any of the three permissible options (lump sum, installments over three
       (3) years, installments over five (5) years). Each such change must be made in writing on such forms as the Committee shall specify and must be delivered to the Committee at least one (1) year prior to Termination of Employment or expiration of the Fixed Deferral Period.

3.3    AMOUNT OF DISTRIBUTION.
       ----------------------

       The amount of each lump sum payment shall be equal to the balance of the Annual Deferral Account, as of the Valuation Date immediately preceding the date of distribution. The amount of each installment payment shall be equal to the balance of the Annual Deferral Account as of the Valuation Date immediately preceding the date of payment multiplied by a fraction, the numerator of which is one and the denominator of which is the number of years remaining in the period over which installments are to be paid. Installment distributions to be made in Stock shall be rounded to the nearest whole share. Notwithstanding anything in the Plan to the contrary, all distributions, except those made on account of a Change in Control, are subject to the Deduction Limitation.

3.4    FORM OF DISTRIBUTION.
       --------------------

       All distributions shall be made in cash, except that a distribution representing amounts invested in the Company Stock Fund shall be made in Stock.

3.5    WITHDRAWAL ELECTION.
       -------------------

       A Participant may elect at any time to withdraw all of his/her Annual Deferral Account balances, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time before or after Disability, death or Termination of Employment, and whether or not the Participant is in the process of being paid pursuant to an installment payment schedule. No partial withdrawals of the Withdrawal Amount shall be allowed. The Withdrawal Amount shall be paid in a lump sum, except to the extent the Deduction Limitation requires otherwise. The Participant shall make a withdrawal election by giving the Committee advance written notice of the election in a form specified by the Committee. The election shall be irrevocable. The Participant shall be paid (or, if the Deduction Limitation applies, commence to be paid) the Withdrawal Amount within 30 days after the Committee's receipt of his/her election. Once the Withdrawal Amount is paid, or commences to be paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan thereafter. If the Deduction Limitation applies, the entire balance of all of the Participant's Annual Deferral Accounts shall be reduced by the 10% withdrawal penalty effective on the date that payment of the Withdrawal Amount is to commence, even though final payment of the last portion of the Withdrawal Amount will not be made until permitted by the Deduction Limitation provisions. Any portion of the Withdrawal Amount not paid immediately shall continue to be deemed to be invested as provided in Article 5. If a Participant dies prior to payment of any portion of a Withdrawal Amount, the remaining portion shall be paid to his/her Beneficiary in a lump sum, subject to the Deduction Limitation. The provisions of Section 3.4 shall apply to all withdrawals under this Section 3.5.

                                    ARTICLE 4
                                    ---------
                                    ACCOUNTS
                                    --------

4.1    ESTABLISHMENT OF ANNUAL DEFERRAL ACCOUNTS.
       -----------------------------------------

       The Committee shall establish an Annual Deferral Account in the name of each Participant for each Gainsharing Award, or portion thereof, that is the subject of a Deferral Agreement. Such Account shall be established as of the first date that such Gainsharing Award or portion otherwise would have been paid to the Participant. Each Annual Deferral Account shall be credited with the deferred portion of such Gainsharing Award. Thereafter, all Annual Deferral Accounts shall be valued and administered as provided in this Article.

4.2    INVESTMENT OF ACCOUNTS.
       ----------------------

       All credits to an Annual Deferral Account of a Participant shall be deemed to be invested in such Investment Funds as the Participant shall elect from time to time in accordance with Article 5. The number of shares of Stock to be credited to a Participant's Account by virtue of a Participant's election to invest a portion of a Deferral in the Company Stock Fund shall be determined on the date of the Deferral, based on the closing price of Stock on the immediately preceding Valuation Date as quoted in the New York Stock Exchange composite trading. However, the amount of a Deferral otherwise elected by the Participant to be invested in the Company Stock Fund shall be reduced to the extent necessary to insure that only whole shares of Stock are credited and an amount corresponding to any fractional shares shall be invested in the Fixed Income Fund.

4.3    VALUATION OF INVESTMENT FUNDS.
       -----------------------------

       As of each Valuation Date, the Trustee shall compute the value of each Investment Fund from which shall be determined the net gain or loss of such Investment Fund since the immediately preceding Valuation Date. The net gain or loss shall include any unrealized and realized profits and losses, and any dividends, interest or other income and any expenses which are due or accrued, but shall not include distributions from such Investment Fund or dividends transferred to the Fixed Income Fund pursuant to the following sentence. Notwithstanding the preceding provisions of this Section, any cash dividends paid in respect of Stock shall not be considered part of the gain of the Company Stock Fund; instead, those dividends shall be considered as having been transferred to the Fixed Income Fund as of the date such dividends are paid. In determining the value of each Investment Fund, the Trustee shall use the following values: securities listed on any nationally recognized securities exchange shall be valued at the closing price reported on any such exchange on the Valuation Date, or, if there were no sales on the Valuation Date, then at the quoted bid price on the Valuation Date. Securities not listed on a recognized securities exchange shall be valued at the quoted closing bid price on the Valuation Date. A unit of participation in a common trust fund maintained by the Trustee or a share in a mutual fund shall be valued at the unit value, or share price respectively, in effect at the close of business on the Valuation Date. Securities with respect to which there were no available sale prices or bid prices on the Valuation Date, and any other investments, shall be valued at prices deemed by the Trustee to represent the fair market value thereof on the Valuation Date.

4.4    VALUATION OF ACCOUNTS.
       ---------------------

       As of each Valuation Date, the net gain or loss of each Investment Fund shall be allocated among the appropriate Annual Deferral Accounts in accordance with such procedures as the Committee shall establish, which procedures shall apply uniformly to all Participants.

4.5    NATURE OF ACCOUNTS.
       ------------------

       All credits to each Annual Deferral Account of each Participant shall be recorded as a liability on the books of the Company. However, no Participant or Beneficiary shall have any proprietary rights of any nature with respect to any Account of any Participant or with respect to any funds, securities or other property owned by the Company or any Affiliated Company that is held in the Trust or that otherwise may be represented from time to time by Investment Funds. All payments under the Plan shall be made from the Trust or from the Company's general funds and in no event shall any Participant or Beneficiary have any claims or rights to any payment hereunder that are superior to any claims or rights of any general creditor of the Company.

4.6    ACCOUNT STATEMENTS.
       ------------------

       The Committee will furnish each Participant with quarterly statements of the value of each of his/her Annual Deferral Accounts.

                                    ARTICLE 5
                                    ---------
                                INVESTMENT FUNDS
                                ----------------

5.1    INVESTMENT FUNDS.
       ----------------

       The Committee shall establish and maintain the Company Stock Fund and such other Investment Funds as are specified from time to time by the Company. In this regard, the Company may choose to offer as Investment Funds any investment vehicles, including without limitation: (i) securities issued by investment companies advised by affiliates of the Trustee, (ii) guaranteed investment contracts recommended by the Trustee, and (iii) collective investment trusts maintained by the Trustee.

5.2    INVESTMENT ELECTIONS OF PARTICIPANTS.
       ------------------------------------

       Each Participant shall make an investment election in the manner prescribed by the Committee, directing the manner in which his/her Deferrals shall be deemed to be invested. Each investment election must be made in writing at the time the applicable Deferral Agreement is signed and may be changed upon written notice to the Committee at least five (5) business days prior to the deemed deposit of the applicable Deferral into one or more Investment Funds. Each Participant may make a separate investment election for each of his/her Annual Deferral Accounts. Each investment election shall specify that Deferrals shall be deemed to be deposited in one or more of the Investment Funds in percentages that are each an integral multiple of 1% and that in the aggregate equal 100% of the Deferral.

5.3 TRANSFERS. Amounts deemed to be invested in an Investment Fund pursuant to this Section may be transferred to another Investment Fund in accordance with such procedures and limitations as the Committee shall prescribe. The procedures and limitations prescribed by the Committee may include, without limitation, provisions which (i) limit transfers to specified dollar amounts or percentages (ii) limit the number of transfers that each Participant may make each Plan year (iii) limit the dates as of which transfers may become effective and (iv) impose waiting periods or other restrictions in connection with multiple transfers in and out of the same Investment Fund. All such procedures and limitations shall apply uniformly to similarly situated Participants.

5.4    NATURE OF INVESTMENT FUNDS.
       --------------------------

       Notwithstanding anything in the Plan, Trust or any Deferral Agreement to the contrary, no Participant shall have any rights or interests in any particular funds, securities or property of the Company, any Affiliated Company or the Trust, or in any investment vehicle in which Deferrals are deemed to be invested, by virtue of any investment election made by the Participant under the Plan or any transactions engaged in by the Trust. Each Annual Deferral Account, however, shall be credited/charged in accordance with Article 4 with gains/losses as if the Participant in fact had made a corresponding actual investment.

5.5    LIQUIDATION OF INVESTMENT FUNDS.
       -------------------------------

       If any Investment Fund is liquidated or otherwise ceases to exist without a successor, then that portion of each Account balance that previously has been deemed to have been invested in that Investment Fund shall be deemed to have been transferred to an Investment Fund consisting of money market instruments, or, if none, such other Investment Fund selected by the Committee.

                                    ARTICLE 6
                                      TRUST

6.1    ESTABLISHMENT OF TRUST.
       ----------------------

       The Company shall establish and maintain a Trust to provide a source of funds to assist the Company in meeting its liabilities under the Plan. Within thirty (30) days following the end of each Plan Year ending after the Trust has become irrevocable pursuant to the Trust Agreement, the Company shall be required to irrevocably deposit additional cash or other property to the Trust in an amount sufficient to pay each Participant or Beneficiary the benefits payable pursuant to the terms of the Plan as of the close of that Plan year.

       The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan Participants and general creditors of the Company as set forth herein and in the Trust Agreement. Plan Participants and their Beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and the Trust Agreement shall be mere unsecured contractual rights of Plan Participants and their Beneficiaries against Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined in the Trust Agreement. All assets deposited in the Trust shall be held, administered and distributed by the Trustee in accordance with the Trust Agreement. The Company shall pay directly, or reimburse the Trustee for, all taxes due in respect of any income or gains on Trust assets.


                                    ARTICLE 7
                                    ---------
                        PLAN OPERATION AND ADMINISTRATION
                        ---------------------------------

7.1    POWERS OF COMMITTEE.
       -------------------

       The Committee will have full power to administer the Plan. Such power includes, but is not limited to, the following authority:

       (a) to make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

       (b) to interpret the Plan and to decide all matters arising thereunder, including the right to resolve or remedy any ambiguities, inconsistencies or omissions. All such interpretations shall be final and binding on all parties;

       (c) to compute the amounts payable to any Participant or Beneficiary or other person in accordance with the provisions of the Plan;

       (d)    to authorize disbursements from the Trust or the Plan;

       (e) to keep such records and submit such filings, elections, applications, returns or other documents or forms as may be required under ERISA, the Code or other applicable law;

       (f) to appoint such agents, counsel, accountants and consultants as may be desirable to assist in administering the Plan;

       (g) To exercise the other powers that are expressly granted to it herein, or that are impliedly necessary for it to carry out any of its responsibilities hereunder; and

       (h)    by written instrument, to delegate any of the foregoing powers.

7.2    NONDISCRIMINATORY EXERCISE OF AUTHORITY.
       ---------------------------------------

       The Committee shall exercise its authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.

7.3    RELIANCE ON TABLES, ETC.
       -----------------------

       The Committee will be entitled, to the extent permitted by law, to rely conclusively on all tables, valuations, certificates, opinions and reports which are furnished by any accountant, Trustee, counsel or other expert retained by the Committee to assist it in administering the Plan.

7.4    INDEMNIFICATION.
       ---------------

       In addition to whatever rights of indemnification to which employees, officers and directors of the Company and the Affiliated Companies may be entitled under the articles of incorporation, regulations or bylaws of the Company or the Affiliated Companies, under any provision of law, or under any other agreement, the Company shall satisfy any liabilities actually and reasonably incurred by any such employee, officer or director, including expenses, attorneys' fees, judgments, fines and amounts paid in settlement, in connection with any threatened, pending, or completed action, suit, or proceeding which is related to the exercise or failure to exercise by such person or persons of any of the powers, authority, responsibilities, or discretion of the Company, the Affiliated Companies or the Committee provided under the Plan or the Trust Agreement, or reasonably believed by such person or persons to be provided thereunder, and any action taken by such person or persons in connection therewith.

7.5    NOTICES TO COMMITTEE.
       --------------------

       The Committee shall designate one or more addresses to which notices and other communications to the Committee shall be sent. No notice or other communication shall be considered to have been given to or received by the Committee until it has been delivered to the Committee's attention at one of such designated addresses.

                                    ARTICLE 8
                                    ---------
                                CLAIMS PROCEDURES
                                -----------------

8.1    ESTABLISHMENT OF CLAIMS PROCEDURES.
       ----------------------------------

       The Committee shall establish reasonable procedures under which a claimant, who may be a Participant or Beneficiary, may present a claim for benefits under this Plan.

8.2    CLAIMS DENIALS.
       --------------

       Unless such claim is allowed in full by the Committee, written notice of the denial shall be furnished to the claimant within ninety (90) days (which may be extended by a period not to exceed an additional ninety
       (90) days if special circumstances so require and proper written notice to the claimant is given prior to the expiration of the initial ninety
       (90) day period) setting forth the following in a manner calculated to be understood by the claimant:

       (a)    The specific reason(s) for the denial;

       (b) Specific reference(s) to any pertinent provision(s) of the Plan or rules promulgated pursuant thereto on which the denial is based;

       (c) A description of any additional information or material as may be necessary to perfect the claim, together with an explanation of why it is necessary; and

       (d) An explanation of the steps to be taken if the claimant wishes to resubmit his/her claim for review.

8.3    APPEALS OF DENIED CLAIMS.
       ------------------------

       Within a reasonable period of time after the denial of the claim, but in any event not to be more than sixty (60) days, the claimant or his/her duly authorized representative may make written application to the Committee for a review of such denial. The claimant or his/her representative may review documents held by the Committee and pertinent to the denial of such claim, and may submit a written statement of issues and comments together with such application for review.

8.4    REVIEW OF APPEALS.
       -----------------

       If an appeal is timely filed, the Committee shall conduct a full and fair review of the claim and mail or deliver to the claimant its written decision within sixty (60) days after the claimant's request for review (which may be extended by a period not to exceed an additional sixty (60) days if special circumstances or a hearing so require and proper written notice to the claimant is given prior to the expiration of the initial sixty (60) day period). Such decision shall:

              (i) Be written in a manner calculated to be understandable by the claimant;

              (ii)   State the specific reason(s) for the decision;

              (iii) Make specific reference to pertinent provision(s) of the Plan upon which such decision is based; and

              (iv)   Be final and binding on all parties.

                                    ARTICLE 9
                                    ---------
                      AMENDMENT AND TERMINATION OF THE PLAN
                      -------------------------------------

9.1    AMENDMENT.
       ---------

       The Company may amend the Plan and Trust Agreement in any respect at any time for any reason by action of the Committee without liability to any Participant, Beneficiary or other person for any such amendment or for any other action taken pursuant to this Section 9.1, provided that any amendment required to be approved by the Company's shareholders pursuant to Section 162(m) of the Code shall not be effective until approved by the Company's shareholders in accordance with the requirements of Section 162(m) and further provided that no such amendment shall be made retroactively in a manner that would deprive any Participant of any rights or benefits which have accrued to his/her benefit under the Plan as of the date such amendment is proposed to be effective, unless such amendment is necessary to comply with applicable law.

9.2    TERMINATION.
       -----------

       The Company may terminate the Plan at any time for any reason by action of the Committee without any liability to any Participant, Beneficiary or other person for any such termination or for any other action taken pursuant to this Section 9.2. Following termination of the Plan, and notwithstanding the provisions of any Deferral Agreement entered into prior to such termination, no additional Deferrals may be made hereunder, but all existing Accounts shall continue to be administered in accordance with the Plan, as in effect immediately prior to termination, and shall be distributed in accordance with such terms of the Plan and the applicable Deferral Agreements, unless and until the Company elects to accelerate distribution as provided below. At any time on or after the effective date of termination of the Plan, the Company, in its sole discretion, may elect to accelerate the distribution of the entire balance of each Participant's Accounts. Such accelerated distributions shall be made in accordance with Article 3, except that all distributions shall be made in a lump sum based on the value of the Accounts, determined as of the Valuation Date immediately preceding the date of distribution. Upon the completion of distributions to all Participants or Beneficiaries, as the case may be, no Participant, Beneficiary or person claiming under or through them, will have any claims in respect of the Plan.

9.3    LIQUIDATION OF THE TRUST.
       ------------------------

       The Trust shall continue in existence after the termination of the Plan for such period of time as may be required to complete the liquidation thereof in accordance with the terms of this Article 9.


                                   ARTICLE 10
                                   ----------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

10.1   HEADINGS.
       --------

       The headings of the Plan have been inserted for convenience of reference only and are not to be deemed controlling in any constructions of the provisions herein (other than with respect to defined terms).

10.2   PLAN NOT CONTRACT OF EMPLOYMENT.
       -------------------------------

       The existence of the Plan shall not create, evidence or change any contract of employment with any Participant. The right of the Company and all Affiliated Companies to take corrective, disciplinary or other action with respect to their employees, including terminating their respective employment at any time for any reason, shall not be affected by any provision of this Plan, and the Company and the Affiliated Companies will not be deemed responsible to provide continuing employment for any reason, at any time solely by reason of this Plan.

10.3   SEVERABILITY.
       ------------

       If any provision of the Plan shall be invalid, such provision shall be fully severable, and the remainder of the Plan and the application thereof shall not be affected thereby.

10.4   PROHIBITION ON ASSIGNMENT.
       -------------------------

       No right or interest under the Plan of any Participant or Beneficiary shall be subject at any time or in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance (as security or otherwise), garnishment, levy, execution, or other legal or equitable process, and no Participant or Beneficiary shall have the power at any time or in any manner to anticipate, transfer, assign (either at law or in equity), alienate, or subject to attachment, garnishment, levy, execution or other legal or equitable process, or in any way encumber, such Participant's or Beneficiary's rights or interests under the Plan, and any attempt to do so shall be void; provided, however, that the Company shall have the unrestricted right to set off against or recover out of any payments due a Participant or Beneficiary at the time such payments would have otherwise been payable hereunder, any amounts owed the Company or any Affiliated Company by such Participant or Beneficiary.

10.5   NUMBER AND GENDER.
       -----------------

       Any use of the singular shall be interpreted to include the plural and the plural the singular. Any use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine and neuter, as the context shall require.

10.6   GOVERNING LAW.
       -------------

       To the extent not preempted by Federal law, the provisions of the Plan shall be construed, regulated and administered under the laws of the State of Ohio.

10.7   SATISFACTION OF CLAIMS.
       ----------------------

       Any payment to any Participant or Beneficiary in accordance with the terms of the Plan shall, to the extent thereof, be in full satisfaction of all claims hereunder, whether they be against the Company, the Committee, or the Trustee, any of whom may require the Participant or Beneficiary (or legal representative), as a condition precedent to such payment to execute a release and receipt therefor.

10.8   NO LIABILITY.
       ------------

       Participation in the Plan is entirely at the risk of each Participant. Neither the Company, any Affiliated Company, the Committee, the Trustee nor any other person associated with the Plan shall have any liability for any loss or diminution in the value of Accounts, or for any failure of the Plan to effectively defer recognition of income or to achieve any Participant's desired tax treatment or financial results.

10.9   TAX WITHHOLDING.
       ---------------

       All payments under the Plan shall be subject to federal, state and local income tax withholding and other legally required deductions.

10.10  FACILITY OF PAYMENT.
       -------------------

       If the Committee determines that a Participant or Beneficiary entitled to receive a payment under this Plan is (at the time such payment is to be made) a minor or physically, mentally or legally incompetent to receive such payment and that another person or an institution has legal custody of such minor or incompetent individual, the Committee may cause payment to be made to such person or institution having custody of such Participant or Beneficiary. Such payment, to the extent made, shall operate as a complete discharge of obligation by the Committee, the Company, the Trustee and the Trust.

10.11  REPAYMENT OF GAINSHARING AWARDS.
       -------------------------------

       If any amount credited to an Annual Deferral Account represents a portion of a Gainsharing Award that is subsequently found to be repayable by the Participant to the Company or any Affiliated Company pursuant to the plan pursuant to which the Gainsharing Award was made, the amount of that credit shall nevertheless remain unaffected by that repayment obligation, and the Participant shall make the required repayment out of his/her own funds.

10.12  STOCK SUBJECT TO THE PLAN.
       -------------------------

       Subject to adjustment as provided below, the total number of shares of Stock reserved and available for issuance in connection with the Plan is Three Hundred Thousand (300,000). Any Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If there is a merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan as may be approved by the Committee in its sole discretion; provided that the number of shares of Stock to be issued in connection with the Plan shall always be a whole number. Any fractional shares shall be eliminated and the value of such fractional shares shall be deemed to have been transferred to the Fixed Income Fund as of the effective date of such substitution or adjustment.


IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers as of this 16th day of December, 1996.


                                    THE PROGRESSIVE CORPORATION


                                    By: /s/ David M. Schneider
                                        --------------------------

                                    Title: Secretary
                                           -----------------------